                                                                   Exhibit 10.29


                              (Summary Translation)

                            ENTRUSTED LOAN AGREEMENT

                                                     No.: Wei Dai 2006 (001)

Trustor: Jianxi Liouxin Industry Co., Ltd.

Address: Xinyu High-Tech Industrial Park



Trustee Lender (hereinafter, "Lender"): Xinyu Branch of Bank of China Limited.

Address: 2 Xianlaizhong Avenue, Xinyu



Borrower: Jiangxi LDK Solar High-Tech Co., Ltd.

Address: Xinyu High-Tech Industrial Park, Xinyu, Jiangxi



In order to utilize fund more efficiently, the Trustor hereby entrusts the Lender to provide entrusted loan to the Borrower. Therefore, the parties agree as follows:

Article 1   General Provisions

1. The Trustor entrusts the Lender with the Trustor's fund to provide loan to the Borrower and to collect the principal and interests according to the agreed deadlines.

2. The Lender shall assist the Trustor to review the credit of the Borrower, supervise the use of the loan, supervise the timely repayment of principal and interests and deal with the relevant loan formalities.

3. The risks of the loan hereunder shall be assumed by the Trustor rather than the Lender.

4. The entry into this Agreement by the Lender shall not be deemed as repayment guaranty on the part of the Lender for the Borrower.

5. The Lender will charge the Trustor 1/oo of the entrusted amount in one lump-sum as service fees.

Article 2   Currency, Amount and Period of the Entrusted Loan

1. The currency of the loan hereunder shall be Renminbi.

2. The amount of the loan hereunder shall not exceed Renminbi one hundred sixteen million and nine hundred thousand.

3. The term of the loan hereunder shall be six months as of the date hereof.

Article 3   Purpose of the Loan

1. The loan shall be used for the purpose of production turnover.

2. Unless otherwise consented by the Trustor in writing, the Borrower shall not use the loan in ways other than stated above.

Article 4   Trustor's Account

1. The Trustor shall open an entrusted loan settlement account with the Lender or the entity designated by the Lender within one day as of the date hereof.

2. The Trustor shall deposit the full amount of RMB 116,900 thousand into the entrusted loan settlement account before each drawdown date according to the advance schedule of the Borrower with one day as of the date hereof, and the deposit in this account shall accrue interest as demand deposit.

3. In any event, each drawdown amount by the Borrower shall not exceed the balance of the Trustor account.

4. The Lender shall transfer the full amount of the principal or interest (and penalty interest) received (or deducted) each time less the seasonal service fees to the entrusted loan fund account.

Article 5   Borrower's Account

1. After this Agreement goes into effect and before any advance is made, the Borrower shall open an loan account and RMB and/or foreign currency deposit account with the Lender or any branch of the Lender for making advance and repaying principal, interest and service fees.

2. The Borrower shall open a repayment reserve account with the Lender or its branch and shall deposit full amount into this account at least five days before each principal and interest is due for repayment.

3. The Borrower shall use the Lender to conduct a percentage of its home and foreign currency deposit, domestic and overseas settlement, settlement and sale of foreign currency and other intermediary transactions, which percentage shall not be less than that the loan hereunder accounts for among the total amount of loans borrowed by the Borrower from all the banks.

Article 6   Interest of the Entrusted Loan and Calculation Method

1. The interest rate for the entrusted loan shall be 5.022% per annum. During the term of this Agreement, if there is a change of interest rate or interest calculation method as agreed between the Trustor and Borrower, Trustor shall notify the Lender in writing. Lender shall calculate the interest based on the adjusted interest rate from the second business day after receipt of such notice.

2. Calculation method: Interest shall accrue for the total amount of advances from the first advance date until the corresponding repayment date. The calculation basis is 360 days per year.

3. Interest Payment: Borrower shall pay interest seasonally, respectively on March 20, June 20, September 20 and December 20. If the last repayment date for principal is not an interest payment date, Borrower shall pay all of the due and payable interest on the last repayment date. Borrower shall pay interest on each interest payment date, or Lender may deduct such payment directly from Borrower's deposit account. If Borrower fails to pay the full amount of interest on time and the balance in Borrower's deposit account is not enough to pay the due and payable interest, Lender may charge 2.5/oo0 of the defaulted interest per day as penalty.

Article 7   Overdue Interest and Misappropriation of Interest

1. If Borrower fails to make repayment on schedule and no agreement is entered with respect to repayment deferral, then such unpaid amount shall be overdue amount. Lender may charge interest on the RMB portion of such overdue amount at the rate of 4/oo0 per day (or charge penalty interest on the foreign currency portion of such overdue amount at the original interest rate plus 30%).

2. If Borrower uses the loan in ways other than those provided herein, Lender may charge penalty interest on the RMB portion at the rate of 6/oo0 per day (or charge penalty interest on the foreign currency portion at the original interest rate plus 50%).

Article 8   Drawdown Schedule

1. After this Agreement goes into effect, Borrower shall use the loan hereunder according to the following schedule, provided that Borrower shall obtain prior consent of Trustor and Lender for any drawdown ahead of schedule:


Drawdown Time        Drawdown Date      Advance Amount     Drawdown Time      Drawdown Date     Advance Amount
1st                  Dec. 22, 2006      RMB69,000,000      4th

2nd                  Dec. 22, 2006      RMB47,900,000      5th

3rd


2. If Borrower defers the drawdown date for one or more advances, Lender may charge penalty on the deferred amount at the rate of 1/oo0 per day according to the actual number of deferred days and on the basis of 360 days per year.

3. The deadline for Borrower to drawdown is 7 days after the date hereof. Any amount not drawn after the deadline shall be canceled. Drawdown deadline is also the deadline for penalty on deferred advance.

Article 9   Conditions Precedent

Borrower may make advance upon satisfaction of all of the following conditions:

1. Borrower has opened a loan account and RMB and foreign currency deposit accounts (loan account, RMB basic deposit account and foreign currency deposit account) with Lender or its branch.

2. This Agreement goes into effect.

3. Borrower provides to Lender resolution and authorization by the board of the Borrower or other competent authority granting approval for the entry and enforcement of this Agreement.

4. Borrower provides to Lender a list of persons authorized to execute this Agreement and documents relating to this Agreement as well as their respective sample signatures.

5. Lender receives the Entrusted Loan Drawdown Application from the Borrower.

6. Other conditions agreed among the parties hereto for drawdown.

Article 10  Repayment Schedule and Conditions for Early Repayment

1. Borrower shall repay the loan hereunder according to the following schedule, provided that Borrower shall make 30 days prior written application for any adjustment to the repayment schedule and obtain Trustor's written consent:


Repayment Time       Repayment Date     Repayment Amount   Repayment Time     Repayment Date    Repayment Amount
1st                  June 20, 2007      RMB60,000,000      5th

2nd                  June 22, 2007      RMB56,900,000      6th

3rd

4th



2. Without prior written consent of the Trustor, Borrower shall not make early repayment.

3. Borrower shall make written request to the Lender and Trustor for any early repayment plan, and Trustor shall reply in writing. With Trustor's consent, the early repayment shall be used to repay the last due amount in reverse order.

4. For the amount early repaid with Trustor's consent, Borrower shall not request to drawdown for a second time.

5. Any amount paid by the Borrower hereunder and that deducted by the Lender from Borrower's account shall be first used to repay the due and payable interest and penalty and after that, repay due and payable principal.

6. In the event the Borrower fails to repay one or more loans, the Lender may deduct such amount from any Borrower's account opened with the Lender.

7. Borrower shall apply in writing to the Lender and Trustor for any repayment deferral, and the Trustor shall reply in writing. With Trustor's consent, the Borrower may defer repayment.

Article 11  Certificate of Indebtedness

Lender shall record the principal, interest, fees and any other amount hereunder in the internal book of the Lender. Such records and vouchers occurred and kept by the Lender as a result of drawdown, repayment and payment of interest by the Borrower are effective evidence for the debt relationship between Trustor and Borrower.

Article 12  Guaranty

Credit

Article 13  Borrower's Representations and Warranties

1. Borrower makes the following representations:

(1) Borrower is an enterprise legal person duly registered under PRC laws and regulations, with all necessary rights and authorizations to conduct business activities in its own name or become a party to any legal action, and has lawful right to dispose the assets it manages.

(2) Borrower's execution and performance of this Agreement is made on a voluntary basis with necessary authorization. Such authorization and the execution and performance do not violate the Articles of Association of the Borrower or any other regulations or contracts binding on the Borrower. All the formalities required for the execution and performance of this Agreement by the Borrower have been duly completed.

(3) All the documents, statements and certificates provided by the Borrower to the Trustor and Lender for the loan hereunder are accurate, true, complete and effective.

(4) Borrower has not kept any event from the Trustor and Lender that may cause Trustor to refuse to make the loan hereunder available to the Borrower.

2. The Borrower makes the following warranties:

(1) The Borrower will use the loan strictly according to this Agreement and will not misappropriate the loan.

(2) The Borrower will make payment on principal, interest and fees hereunder according to the schedule agreed herein.

(3) The Borrower will provide the most update financial as requested by the Lender.

(4) Any counter-guarantee or similar agreement that has been or will be signed between the Borrower and the guarantor with respect to the guarantee securing the loans hereunder will not, either from legal aspect or from factual aspect, prejudice any right or benefit of the Trustor hereunder.

(5) The Borrower will accept the Lender's examination and supervision of creditability and provide sufficient assistance and cooperation.

(6) The Borrower will not reduce its registered capital by means whatsoever and will not significantly change its properties right or adjust its operational mode without the Turstor's written consent.

(7) The Borrower will notify the Trustor and the Lender in case that the Borrower provides credit guarantee or provides mortgage or pledge security with its own assets to any third party.

(8) The repayment ranking of the debts hereunder will not be lower than the debts of same type of other creditors.

(9) The Borrower warrants that it will notify the Trustor and the Lender immediately in case of:-

      (i) any breach of this Agreement or of any loan agreement or guarantee agreement signed between the Borrower and any department or branch of the Bank of China, or with other banks or non-bank financial institutions or units;

      (ii) any change of shareholder, change of senior management, amendment of the articles of association and adjustment of organizational structure of the Borrower;

      (iii) severe difficulties in the Borrower's operation and a worsened financial condition;

      (iv) any litigation, arbitration and other proceedings caused by significant debt dispute of the Borrower.

3. The Borrower's representations and warranties made in this Article 13 is continuous and valid and shall be deemed as being re-made when this Agreement is amended, supplemented or changed.

4. The Borrower acknowledges that the execution hereof by the Trustor and the Lender is relied on the foresaid representations and warranties.

ARTICLE 14  LENDER'S REPRESENTATIONS AND WARRANTIES

1. The Lender makes the following representations:

(1) The Lender is a state-owned commercial bank [or a branch thereof] duly incorporated under PRC laws and, holds License of Financial Institution Legal Person and Financial Business License, has been approved by and registered with the industrial and commercial administration authority and is fully qualified [or duly authorized] to operate financial businesses.

(2) The Lender is duly authorized to execute this Agreement and relevant documents and is entitled to perform the rights and obligations hereunder.

2. The Lender makes the following warranties:

(1) The Lender will distribute loans according to the terms and provisions hereof and will monitor the utilization of the loans and assist the Trustor in collection of the principles and interests.

(2) The Lender will not collect additional interests at its will or collect additional interests in disguised form.

ARTICLE 15  TRUSTOR'S REPRESENTATIONS AND WARRANTIES

1. The Trustor makes the following representations:

(1) The loan funds provided by the Trustor is lawful and under the Trustor's ownership and control.

(2) The Trustor has the right to conduct the activities hereunder according to the laws and policies of the People's Republic of China and to its regulations.

(3) The Trustor's execution and performance of this Agreement is made on a voluntary basis with all necessary authorization and is a true indication of its will. The Trustor has finished all the procedures required for execution and performance hereof.

(4) The Trustor decides the lender, purpose of loans, interest rate and loan term hereunder on its own determination.

2. The Trustor makes the following warranties:

(1) The Trust will deposit self proprietary funds in the account for the funds of entrusted loan in accordance with Article 4 of this Agreement, and undertakes that the amount of the funds in such account will be no less than the amount of the funds to be withdrawn by the Borrower in accordance with this Agreement.

(2) The Trustor will pay for the handling fee of the entrusted loan to the Lender in accordance with this Agreement.

ARTICLE 16  EVENTS OF DEFAULT AND DEFAULT LIABILITIES

1. The occurrence of any of the following events will constitute a default by the Borrower under this Agreement:

(1) The Borrower has not utilized the loan for the purposes as stipulated by this Agreement;

(2) The Borrower has failed to repay the principle due or pay the interest, the expenses or other payables due in accordance with this Agreement;

(3)   The warranties and representations by the Borrower set forth in
      Article 13 hereof is untruthful; and

(4) The Borrower has breached any other provision of this Agreement regarding its obligations.

2. In case any of the above events of default has occurred, the Borrower shall notify the Lender and the Trustor promptly, and the Lender, with the consent by the Trustor, is entitled to take the following actions separately or concurrently:

(1)   To request the Borrower to rectify the default within a time limit;

(2) To terminate or cancel the loan facility that has not been withdrawn by the Borrower;

(3) To announce that all the principle and interest thereof under this Agreement become due immediately, and request the Borrower to repay immediately all the principle and interest of the loan facility and the relevant expenses unconditionally.

3.    Events of Default by Lender and Consequences Thereof

(1) The Lender unreasonably rejects a withdrawal by the Borrower in accordance with this Agreement;

(2) Any provision as stipulated in Article 14 of this Agreement has been breached.

If any of the above default events by the Lender has occurred, the Trustor or the Borrower is entitled to separately or jointly take followings actions:

            (i) To request the Lender to rectify the default within a prescribed time limit;

            (ii) The Borrower is entitled to make repayment ahead of schedule;
            and

            (iii)The Trustor is entitled to change the Lender.

4. Occurrence of any of the following events will constitute a default by the Trustor under this Agreement:

(1) No adequate funds has been deposited in (remitted to) the Trustor's account opened with the Lender in accordance with this Agreement;

(2) The source of the funds of the entrusted loan is illegal or not compliable with relevant rules; and

(3) The Turstor has failed to pay the Lender the handing fee for the entrusted loan promptly in accordance with the Contract.

5. If any of the above defaults has occurred, the Lender or the Borrower is entitled to take one or several of the actions below:

(1) The Lender or the Borrower is entitled to request the Trustor to rectify the above default within a prescribed time limit;

(2) The Lender is entitled to refuse to conduct the business of entrusted loan for the Trustor;

(3)   The Borrower is entitled to make repayment ahead of schedule;

(4) The Lender is entitled to deduct the handling fee owed by the Trustor to the Lender; and

(5) If the Lender or the Borrower has incurred any loss as a consequence, they are entitled to claim for damages to the Trustor.

ARTICLE 17  EXPENSES

All expenses (including but not limited to the certification fee) in connection with this Agreement shall be borne by the Borrower unless stipulated by the law otherwise.

Article 18  Deduction

Under this Agreement, the Borrower shall pay in full amount of all the items due, and shall not claim for set-off or counterclaim or attach any condition to the payment.

ARTICLE 19  TRANSFER OF DEBT

1. In absence of a written consent, the Borrower shall not transfer any right or obligation under this Agreement to a third party.

2. If the Borrower transfers its rights and obligations under the Contract to a third party with written consent by the Trustor, such third party shall abide by all the provisions of this Agreement unconditionally.

ARTICLE 20  PERFORMANCE OF OBLIGATIONS AND WAIVER OF RIGHTS

1. The obligations of the Borrower under this Agreement shall stand alone without being affected by the relationship between any Party to this Agreement and the third party, unless it is provided otherwise in this Agreement.

2. Any tolerance, indulgence, favourite or delayed exercise of any right under this Agreement rendered by the Trustor to the Borrower shall not affect, infringe upon or limit any right or interest of the Trustor under this Agreement and the laws and regulations, and shall not be regarded as a waiver by the Trustor and the Lender of its rights and interests under this Agreement.

ARTICLE 21  SUPPLEMENT, AMENDMENT AND INTERPRETATION OF CONTRACT

1. This Agreement can be amended, supplemented upon written agreement by three Parties; Any amendment or supplement to this Agreement shall constitute an integrated part of this Agreement.

2. If any change in the laws, regulations or judicial practices of the state has resulted in the illegality, invalidity or unenforceability of any clause of this Agreement, the legality, validity and enforceability of any other clause of this Agreement shall not be affected. Under such circumstances, the three Parties shall cooperate closely to amend as soon as possible the clause of this Agreement which has become illegal, invalid or unenforceable.

3. Issue which are not provided in this Agreement shall be interpreted or deal with in accordance with the regulations of the Lender.

ARTICLE 22  DISPUTE, JURISDICTION AND WAIVER OF IMMUNITY

1. The execution, validity, interpretation, performance and dispute resolution of this Agreement shall all be governed by the law of the P.R.C. During the performance of the Contract, any dispute or controversy arising out of or in respect of this Agreement shall be resolved through friendly consultations by the Parties. In case the consultation has failed, any Party is entitled to directly bring a lawsuit before the people's court in the place where the defendant is premised.

2. All the expenses relevant to litigation shall be borne by the Borrower, unless otherwise provided by an order of the People's court.

3. During the period of litigation, all the clauses hereunder shall maintain effective, and the Borrower shall not make dispute resolution as the excuse for refusing to implement its obligations hereunder.

4. The execution and performance of this Agreement as well as any activities carried out by the Borrower are civil acts. The Borrower shall not, at present and in the future, take any economic or administrative actions against the Lender or bring up any objection or argument against any jurisdiction, trial or implementation by reason of the immunity of its corporation, acts or properties.

[If arbitration is adopted to resolve disputes, then the above clauses shall be:]

1. The execution, effectiveness, construction, performance and dispute resolution shall be governed by Chinese laws. During the performance of this Agreement, any dispute or dissension arising out of or in connection with performance of this Agreement may be resolved though consultation. When the parties fail to resolve such dispute through consultation, any party hereto may refer such dispute to Xinyu Arbitration Committee for arbitration.

2. The arbitration procedure shall be implemented in accordance with the Arbitration Law of the People's Republic of China and the rules of arbitration procedure of Xinyu Arbitration Committee.

3. All the expenses relevant to arbitration shall be borne by the Borrower, unless otherwise provided by an award of the Arbitration Committee.

4. During the arbitration, all the clauses hereunder shall maintain effective, and the Borrower shall not make dispute resolution as the excuse for refusing to implement its obligations hereunder.

5. The execution and performance of this Agreement as well as any activities carried out by the Borrower are civil acts. The Borrower shall not, at present and in the future, take any economic or administrative actions against the Lender or bring up any objection or argument against any jurisdiction, trial or implementation by reason of the immunity of its corporation, acts or properties.

ARTICLE 23  MISCELLANEOUS

.......

ARTICLE 24  APPENDICES

Following appendices are integral parts hereof:

1.    Application for Commission Loan;

2.    Others

.......

ARTICLE 25  NOTICE

1. Any notice, payment requirements and other communication hereunder shall be delivered or transmitted to the other party, addressed as follows:


To: Trustor:             Jiangxi Liu Xin Industrial Limited Company
Address:                 High-Tech Economic Development Area, Xinyu City
Zip Code:                338000
Telex:
Fax:                     0790-6860022
Attention:               Shan Zhou


To: Lender:              Bank of China Limited, Xinyu Branch
Address:                 2 Xian Lai Zhong Road, Xinyu City
Zip Code:                338000
Telex:
Fax:                     0790-6457338
Attention:               Zhigang Zhang


To: Borrower:            Jiangxi Sai Wei LDK Solar Energy High-Tech Limited Co.
Address:                 Meiyuan Subdistrict, High-Tec Economic Development
                         Area, Xinyu City
Zip Code:                338000
Telex:
Fax:                     0790-6860028
Attention:               Xiaofeng Peng

Any party hereto shall notify the other two parties in case of any change to the abovementioned addresses:

2. Any notice given by the Lender or the Borrower shall be deemed to have been received:

      (1) if by registered mail, on the day of the 5th business day after the mailing of registered mail;

      (2) if by telex, on the day of receiving the confirmation of receipt from the other parties;

      (3)   if by fax, on the day on which transmitted;

      (4)   if delivered personally, on the day of the receipt.

ARTICLE 26  EFFECTIVENESS OF CONTRACT

This Agreement shall become effective upon satisfaction of the following conditions and until the Borrower hereunder have fully repaid the principle and interest as well as other expenses relevant to the loans:

1. This Agreement has been duly executed by the legal representatives or authorized person of the parties and affixed with their respective corporate seals.

2.    Other conditions precedent to effectiveness.

This Agreement shall be made in three originals, each party holding one, and all of these three originals shall have the same effect.


Trustor:                            Legal Representative (or Authorized
                                    Person):
(Company seal)
                                    (Shan Zhou's seal)


Lender:                             Legal Representative (or Authorized
                                    Person):
(Bank seal)
                                           /s/ Yongxin Li
                                    --------------------------------------------

Borrower:                           Legal Representative (or Authorized
                                    Person):
 (Company seal)
                                           /s/ Xiangqun Fu
                                    --------------------------------------------

Location:                     Xinyu City

Date:                         December 22, 2006